DocuSign Envelope ID: 1F27BF83-B300-4E9C-931B-83BFF4D300C1	Exhibit 10.70

EQUIPMENT SCHEDULE NO. 14

Lessee:
SIGMATRON INTERNATIONAL, INC.
Street Address:	City:	State:	County:	Zip:
2201 Landmeier Road	Elk Grove Village	IL	Cook	60007
Contact:		Telephone:
Michelle Laguna		(847) 640-4397

Equipment Location: Calle Hacienda del Colorado No. 21603 T-1, Parque Industrial Presidentes, Tijuana, Mexico 22215

Quantity	Description
1

Creative Electron TruView Fusion Type A X-Ray System including 1300-Pound 49-Inch by 36-Inch by 65-Inch System

Dimensions, TruView 11-Standard Software, Windows 10 Pro Computer, 24-Inch 1080p Monitor, 90 kV 5um Focal Spot Closed Tube X-Ray Source, 12-Centimeter by 7-Centimeter Flat Panel Image Detector and 110-120 VAC 50-60 Hz Power Requirements

1	Pro Air KRSD VSD 50 HP Air Compressor
1	Value Added Services by Creative Electron including Installation and Training

This Equipment Schedule No. 14 dated March 18, 2021 (“Equipment Schedule”) incorporates the terms and conditions of that certain Master Lease No. 2017389 dated August 15, 2017 (“Master Lease”) by and between FIRST AMERICAN COMMERCIAL BANCORP, INC. (“Lessor”) and SIGMATRON INTERNATIONAL, INC. (“Lessee”) (the Equipment Schedule and Master Lease as incorporated therein, the “Lease”). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the above-described items of Equipment for the Lease Term and on terms and conditions set forth herein. In the event of any conflict between the terms of the Master Lease and the terms of this Equipment Schedule, the terms of this Equipment Schedule shall prevail.

If applicable, for purposes of this Equipment Schedule and all ancillary documents, the terms defined in the Master Lease as “Delivery Order and Acceptance Certificate” and “Authorization Date” are hereby revised to be “Delivery and Acceptance Certificate” and “Acceptance Date,” respectively.

Base Lease Term 42 Months	Lessee shall pay Lessor a nonrefundable advance rental payment in the amount of $2,874.31 which is applied to the last payment due under the Lease. Billing is monthly.	Monthly Rental Payment $2,874.31, plus applicable taxes

Accepted By Lessee:	Accepted By Lessor:
SIGMATRON INTERNATIONAL, INC.	FIRST AMERICAN COMMERCIAL BANCORP, INC.
By:	By:
/s/ Linda Frauendorfer	/s/ Mike Bennett
Name:	Name:
Linda Frauendorfer	Mike Bennett
Title: Date:	Title: Date:
Chief Financial Officer March 18, 2021	Vice President March 19, 2021